Exhibit 10.5

LETTER AGREEMENT

ACE Convergence Acquisition Corp.

1013 Centre Road, Suite 403S

Wilmington, DE 19805

January 18, 2022

ACE SO3 SPV Limited

8 Marina View, #43-01, Asia Square Tower 1

Singapore 018960

Tempo Automation, Inc.

2460 Alameda St.

San Francisco, CA 94103

To whom it may concern:

Reference is made to that certain Note Subscription Agreement (the “Note Subscription Agreement”), dated as of October 13, 2021, by and between ACE Convergence Acquisition Corp. (“ACE”) and ACE SO3 SPV Limited.

Conditioned upon and concurrently with the execution of (i) the Subscription Agreement, by and among ACE, Tempo Automation, Inc. (“Tempo”), OCM Tempo Holdings, LLC and TOR Asia Credit Opportunity Master Fund II LP, and (ii) the certain side letters to be entered into in connection therewith, in each case to be entered into on the date hereof, the parties to the Note Subscription Agreement agree that the Note Subscription Agreement is hereby terminated in its entirety in accordance with its terms.

This letter shall also function as Tempo’s consent pursuant to Section 7.10 of the Agreement and Plan of Merger, dated as of October 13, 2021, by and among ACE, ACE Convergence Subsidiary Corp. and Tempo, to the termination of the Note Subscription Agreement contemplated hereby.

[Signature Page Follows]

Please indicate your acceptance of this Letter by signing in the space provided below.

Very truly yours,

ACE Convergence Acquisition Corp.

By:	/s/ Behrooz Abdi
Name: Behrooz Abdi
Title: Chief Executive Officer

Agreed and accepted as of the date first written above:

ACE SO3 SPV Limited

By:	/s/ Denis Tse
	Name:	Denis Tse
	Title:	Director

Tempo Automation, Inc.

By:	/s/ Joy Weiss
	Name:	Joy Weiss
	Title:	Chief Executive Officer

Cc:

Tempo Automation, Inc.

2460 Alameda St.

San Francisco, CA 94103

Attn: Ryan Benton

Email: rbenton@tempoautomation.com

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, TX 77002

Attn:  Ryan J. Maierson

          Thomas G. Brandt

Email: ryan.maierson@lw.com

           Thomas.brandt@lw.com

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